UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 3, 2007

AMERICAN ACCESS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Florida	000-24575	59-3410234
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6670 SPRINGLAKE ROAD, KEYSTONE HEIGHTS, FLORIDA	32656
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 352-473-6673

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

The registrant announced on January 3, 2007, that it has filed a Preliminary Proxy Statement with the Securities and Exchange Commission in connection with its proposed business combination with M & I Electric Industries, Inc.

A copy of the press release announcing the filing is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 is a copy of a press release issued by American Access on January 3, 2007 announcing that it has filed a Preliminary Proxy Statement with the Securities and Exchange Commission in connection with its proposed business combination with M & I Electric Industries, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN ACCESS TECHNOLOGIES, INC.
(Registrant)

Date: January 3, 2007	By:	/s/ Joseph F. McGuire
Joseph F. McGuire
Chief Financial Officer, Secretary, and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, issued on January 3, 2007, announcing that the registrant has filed a preliminary proxy Statement for Business Combination with M & I Electric Industries, Inc.